Exhibit 10.3

LOCK-UP AGREEMENT

January 6, 2026

D. Boral Capital LLC

[●]

Re:	Securities Purchase Agreement, dated as of January 6, 2026 (the “Purchase Agreement”), by and among Mobix Labs, Inc., a Delaware corporation (the “Company”), and the purchasers signatory thereto (the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with D. Boral Capital LLC (the “Placement Agent”) that, without the prior written consent of the Placement Agent, (which consent shall not be unreasonably withheld, conditioned or delayed) the undersigned will not, directly or indirectly, (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending thirty (30) days after the effective date of this Agreement (such 30-day period, the “Lock-Up Period”) (provided that nothing herein prohibits confidential communications with the undersigned’s legal, tax or financial advisors, estate planners, lenders, or immediate family/trustees, or communications made in connection with any legal proceeding or compulsory process).

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The foregoing paragraph shall not apply to (a) transactions relating to Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or any other securities acquired in the open market after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transactions; (b) bona fide gifts of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company) or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or as part of a distribution, transfer or disposition to its members, partners, shareholders or other equity holders of the undersigned; (c) any transfer of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock by will or intestate succession upon the death of the undersigned; (d) transfer of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to an immediate family member (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b), (c) and (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period and if any filing under Section 16(a) of the Exchange Act, or other public filing, report, or announcement reporting a reduction of beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with such transfer or distribution, shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer; and (iii) the undersigned notifies the Placement Agent at least two (2) business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to cover the applicable exercise price or tax withholding obligations, including estimated taxes, for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or upon the exercise of warrants to purchase Common Stock, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act or other public filing, report, or announcement, reporting a reduction in beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required exercise price or tax withholding obligations, including estimated taxes, as the case may be; (f) transfers of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock pursuant to a bona fide third party tender offer made to all holders of the Common Stock, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock shall remain subject to the restrictions set forth herein; (g) the vesting of equity awards, the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Common Stock issued upon such vesting, exercise or conversion; (h) the establishment of any, or the continued use of any existing, contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that except for already existing plans, including any plan pending adoption, execution, broker acceptance, implementation or effectiveness as of the date hereof, no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Common Stock, provided that no transfer of the undersigned’s Common Stock registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s Common Stock during the Lock-Up Period; (j) transfers of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock pursuant to an order of a court or regulatory agency (for purposes of this Lock-Up Agreement, a “court or regulatory agency” means any domestic or foreign, federal, state or local government, including any political subdivision thereof, any governmental or quasi-governmental authority, department, agency or official, any court or administrative body, and any national securities exchange or similar self-regulatory body or organization, in each case of competent jurisdiction); provided that as a condition of any transfer pursuant to this clause (j), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, or other public filing, report, or announcement reporting a reduction of beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with such transfer, shall indicate, to the extent permitted by such section and related rules and regulations, that such transfer is pursuant to an order of a court or regulatory agency; and (k) the sale of up to 609,570 shares of Common Stock, as approved by the Company, during the Company’s second fiscal quarter of 2026. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

Notwithstanding anything to the contrary herein, nothing in this Lock-Up Agreement shall prohibit (a) the undersigned or the Company from making any filings or disclosures that are required by applicable law, regulation or stock exchange rule, or (b) any disclosure made in response to a bona fide request from a governmental, regulatory or self-regulatory authority, subpoena, court order or compulsory legal process; provided that, to the extent reasonably practicable, the undersigned (or the Company, as applicable) may provide the Placement Agent with prior notice of such required disclosure. For the avoidance of doubt, the prior sentence relates solely to required filings and disclosures and does not permit any offer, sale, pledge, transfer, disposition or hedging transaction otherwise prohibited during the Lock-Up Period.

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The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Agreement except in compliance with this Lock-Up Agreement.

It is understood that, if the Company notifies the Placement Agent that it does not intend to proceed with the Offering, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from its obligations under this Lock-Up Agreement.

The undersigned understands that the Company and the Placement Agent will proceed with the Offering in reliance on this Lock-Up Agreement.

This Lock-Up Agreement shall automatically terminate upon (a) the termination of the Purchase Agreement prior to the issuance and delivery of the Securities, (b) the date that either the Company or the Placement Agent provides written notice to the other that it has determined not to proceed with the proposed Offering and, with respect to the Company, is terminating this Lock-Up Agreement on behalf of all of the Company’s holders of securities subject to a Lock-Up Agreement, provided that the Purchasers have not signed the Purchase Agreement on or prior to such date. Notwithstanding anything herein to the contrary, this Lock-Up Agreement shall lapse and become null and void if the closing of the Offering shall not have occurred on or before January 15, 2026.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

[Signature page follows]

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Very truly yours,

_________________________________________________
(Name)

_________________________________________________
(Signature)

_________________________________________________
(Name of Signatory, in the case of entities – Please Print)

_________________________________________________
(Title of Signatory, in the case of entities – Please Print)

Address: _________________________________________

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